Exhibit 99.2 INVESTOR PRESENTATION First Quarter 2023

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2022, and in our Form 10-Q for the quarter ended March 31, 2023 to be filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates.

Financial Summary (Unaudited) ($ in thousands) Q1 2023 Q4 2022 Variance Net interest income $ 531,656 $ 559,566 $ (27,910) Service charges on deposits 34,678 34,682 (4) Other service fees 90,076 8 9,022 1,054 Mortgage banking activities 7 ,400 6,562 838 Other non-interest income 29,807 28,199 1,608 Gross revenues 693,617 718,031 (24,414) Provision for credit losses 47,637 49,531 (1,894) Net revenues 645,980 668,500 (22,520) Personnel costs 198,760 190,137 8,623 Net occupancy expenses 26,039 27,812 (1,773) Equipment expenses 8,412 9,828 (1,416) Professional fees 33,431 49,159 (15,728) Technology and software expenses 68,559 78,264 (9,705) Processing and transactional services 33,909 32,787 1,122 Business promotion 18,871 28,134 (9,263) Other real estate owned (OREO) income (1,694) (9,180) 7,486 Other operating expenses 54,400 54,767 (367) Total operating expenses 440,687 461,708 (21,021) Income before income tax 205,293 206,792 (1,499) Income tax expense (benefit) 46,314 (50,347) 96,661 Net income $ 158,979 $ 2 57,139 $ (98,160) EPS $ 2.22 $ 3.56 $ (1.34) ROTCE 11.51% 19.23% (7.72%) 5

Net Interest Margin Dynamics Total Loans and Deposits ($ in billions)² 1 • Net interest margin of 3.22%; FTE net interest margin of 3.46%, a decrease of 18 basis points • Money market and investment securities are 50% of earning assets • FTE loan yield increased 27 basis points QoQ to 6.97% • Total deposit cost increased 39 basis points QoQ to 1.28% Money Market and Investment Securities ($ in billions)² Loan Yields, Deposit Cost and NIM (FTE) ¹ FTE net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non-GAAP reconciliation. FTE stands for fully taxable-equivalent basis 6 2 Balances are of end of period

Deposit Mix and Historical Betas • Total deposit cumulative beta of 24% at period end; BPPR total deposit beta of 22% and PB of 38% • High beta public sector deposits now account for 25% of total deposits. P.R. public sector deposit betas are 100% with a quarter lag; expect costs to increase while short-term rates continue to rise • Retail and commercial deposit betas have historically been low, but are now above the prior cycle 80,000 Deposit Mix Retail Int Bearing Deposits 6.00% 70,000 Current Cycle Cumulative Beta - 10% 5.00% 60,000 50,000 4.00% 40,000 3.00% 30,000 2.00% 20,000 1.00% 10,000 - 0.00% Retail Commercial Public Wholesale Retail - Int Bearing Fed Funds Target D epo sit M ix Retail Commercial Public Wholesale Non Int Bearing 10% 16% 0% 0% Int Bearing 32% 12% 25% 5% Commercial Int Bearing Deposits Public Int Bearing Deposits 6.00% Current Cycle Cumulative Beta - 20% 6.00% Market Linked Rate; Expect 100% Beta with Lag 5.00% 5.00% 4.00% 4.00% 3.00% 3.00% 2.00% 2.00% 1.00% 1.00% 0.00% 0.00% 7 Commercial - Int Bearing Fed Funds Target Public - Int Bearing Fed Funds Target Deposit Balances in $ millions Dec-15 Dec-15 Jun-16 Jun-16 Dec-16 Dec-16 Jun-17 Jun-17 Dec-17 Dec-17 Jun-18 Jun-18 Dec-18 Dec-18 Jun-19 Jun-19 Dec-19 Dec-19 Jun-20 Jun-20 Dec-20 Dec-20 Jun-21 Jun-21 Dec-21 Jun-22 Dec-21 Dec-22 Jun-22 Jun-23 Dec-22 Jun-23 Dec-15 Dec-15 Jun-16 Jun-16 Dec-16 Dec-16 Jun-17 Jun-17 Dec-17 Dec-17 Jun-18 Jun-18 Dec-18 Dec-18 Jun-19 Jun-19 Dec-19 Dec-19 Jun-20 Jun-20 Dec-20 Dec-20 Jun-21 Jun-21 Dec-21 Dec-21 Jun-22 Jun-22 Dec-22 Dec-22 Jun-23 Jun-23

Investment Portfolio

- Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt for P.R. corporations. The portfolio duration, including cash, is 2.6 years.
- The rapid rise in interest rates during 2022 increased unrealized losses; expect to fully recover these unrealized losses as the securities mature
- The U.S. Treasury portfolio that is classified as HTM had a market value of $8.5 billion at the end of Q1 2023, which is $39 million higher than the current book value

$ in Millions		Q1 2023					Variance to Q4 2022	
	Description	Amortized Cost	% of Portfolio	Book Value	Gain / (Loss)	Maturity / WAL [1]	Amortized Cost	Gain / (Loss)
	Money Markets (Cash at Federal Reserve)	$ 6,091	19.1%	$ 6,091	$ -	-	$ 483	$ -
AFS	U.S. T-bills	1,865	5.9%	1,865	(0)	0.1	(47)	(0)
AFS	U.S. Treasuries	9,160	27.5%	8,770	(390)	1.7	(607)	108
AFS	Agency MBS/CMO	7,690	20.5%	6,537	(1,152)	7.4	(193)	109
	Total AFS	18,715	53.9%	17,172	(1,543)	3.7	(847)	216
HTM	U.S. Treasuries [2]	9,284	26.7%	8,495	(789)	3.7	(1)	43
HTM	Other	68	0.2%	68	-	18.4	(4)	-
	Total HTM	9,352	26.9%	8,563	(789)	3.9	(5)	43
	Total Trading	30	0.1%	30	(0)	2.7	2	(0)
	Total Portfolio	$ 34,188	100.0%	$ 31,856	$ (2,332)	3.0	$ (367)	$ 259



Cumulative Maturities
US Treasury Notes & T-Bills
$ in Millions
25,000
20,000
15,000
10,000
5,000
-
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Mar-26
Jun-26
Sep-26
Dec-26
Mar-27
Jun-27
Sep-27
Dec-27
Mar-28
Jun-28
Sep-28
Dec-28
Mar-29
Jun-29
Sep-29
Dec-29



Maturity Profile
(Excludes Cash at Federal Reserve Bank)
35%
30%
25%
20%
15%
10%
5%
0%
7%
30%
12%
3%
16%
6%
1%
3%
1%
13%
0 - 3 yrs
4 - 5 yrs
6 - 7 yrs
8 - 10 yrs
U.S. T-bills
U.S. Treasuries - AFS
U.S. Treasuries - HTM
Agency MBS/CMO

[1] *Maturity expressed in years; In the case of mortgage-backed securities and CMO's, it represents the weighted average life of the bonds assuming market consensus prepayment speeds*

[2] *The book value includes $789 million of net unrealized loss which remains in Accumulated Other Comprehensive Income (AOCI) related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity securities portfolio. At the time of transfer, the securities had an unrealized loss of $873 million, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026.*

Differences due to rounding

10

Capital • Robust regulatory capital levels • Common Equity Tier 1 of 16.7% • Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 39% of total assets 1 • TCE ratio at 5.4% compared to 4.8% in Q4 2022; BPPR at 3.6% compared to 3.0% • Tangible book value per share increased by 11.5% to $50.15 compared to $44.97 in Q4 2022; primarily due to lower unrealized losses on debt securities and quarterly earnings Note: Current period ratios are estimated 11 1 TCE ratio is defined as the ratio of tangible common equity to tangible assets

Non – Performing Assets Q1 2023 vs Q4 2022 variances: Non-Performing Assets • NPAs and NPLs decreased by $24 million and $27 million, respectively ▪ NPL inflows increased by $7 million ▪ P.R. NPLs at $379 million, or 1.7% of loans, down by $23 million, mainly driven by lower mortgage and consumer NPLs by $18 million and $14 million, respectively, offset in part by higher commercial NPLs by $9 million ▪ U.S. NPLs at $33 million, or 0.4% of loans, down by $4 million ▪ OREOs increased by $3 million Total NPL Inflows Non-Performing Loans 12 Dollars in millions Differences due to rounding

NCOs and Allowance for Credit Losses

Q1 2023 vs Q4 2022 variances:

- NCOs amounted to $33 million, increasing by $2 million
    - BPPR's NCOs at $31 million, increasing by $12 million mainly due to an $10 million line of credit charge-off
    - Popular U.S.' NCOs at $1 million, decreasing by $10 million, as the prior quarter included a $9 million charge-off on a previously reserved commercial borrower in the healthcare industry
- NCO ratio at 0.41% vs. 0.39%
- ACL at $689 million, decreasing by $31 million. TDR accounting guidance adjustment resulted in the release of $46 million in the ACL, recorded in retained earnings, net of tax effect
- Excluding this impact, in BPPR the ACL increased by $14 million, mostly driven by reductions in the HPI forecast and migration of consumer credit scores. In Popular U.S. the ACL remained flat
- ACL-to-Loans ratio at 2.13% vs. 2.25%
- ACL-to-NPLs at 167% vs. 164%

NCOs and NCO-to-Loan Ratio

($ in millions)



0.29%
0.41%
$21
($1)
$9
($8)
$4
$6
$18
$31
$33
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
NCO
NCO%

ACL ($ in millions)	Balance 12/31/22	Accounting Guidance Adjustment	2023 Build (Release)	Balance 03/31/23	ACL/Loan 03/31/23
Commercial	$ 240	$ (2)	$ 10	$ 248	1.49%
Mortgage	135	(36)	5	104	1.41%
Leases	21	(0)	0	21	1.30%
Consumer:					
Credit Cards	59	-	9	68	6.50%
Personal Loans	121	(8)	(1)	112	5.84%
Auto	130	(0)	1	131	3.72%
Other	15	-	(10)	5	3.52%
Total Consumer	325	(8)	(1)	315	4.77%
Total ACL	$ 720	$ (46)	$ 14	$ 689	2.13%

13

Differences due to rounding

Allowance for Credit Losses – Q1 2023 Movement

ACL Movement:

- Moody's February 2023 vintage reflects a slight improvement in the economy with higher 2023 GDP growth for both P.R. and U.S.
- $10 million in charge-offs recorded for a previously reserved loan
- Increases related to economic scenarios are driven by changes in the P.R. HPI forecast
- Higher qualitative reserves mainly due to changes in volume mix
- Portfolio changes are mainly driven by migration of consumer credit scores
- TDR accounting guidance adjustment mainly impacts the mortgage portfolio due to the discontinuation of the discounted cash flow approach

Economic Scenario:

- Baseline scenario is assigned the highest probability, followed by the S3 scenario
- Improvement in the 2023 forecasted GDP growth for PR was mainly driven by higher employment levels, greater infrastructure spending and electric power generation
- Reductions in unemployment rate for P.R. and U.S. reflect the labor market resilience with better-than-expected employment levels

ACL Movement

($ in millions)


$720
$(33)
$2
$5
$41
$(46)
$689
Q4 2022 ACL
NCOs
Economic Scenarios
Qualitative Reserves
Portfolio Changes
TDR Acct. Guidance Adj.
Q1 2023 ACL

Economic Activity			
U.S.			
Projections at:	**Scenario Description**	**2023**	**2024**
4Q22	Baseline	0.7%	2.1%
	S1 - Stronger Growth	3.4%	2.9%
	S3 - Recession	-1.5%	0.2%
1Q23	Baseline	1.3%	2.2%
	S1 - Stronger Growth	2.1%	3.3%
	S3 - Recession	-0.4%	-0.3%
P.R.			
4Q22	Baseline	1.3%	1.1%
	S1 - Stronger Growth	3.1%	1.5%
	S3 - Recession	-0.2%	-0.1%
1Q23	Baseline	2.1%	1.1%
	S1 - Stronger Growth	2.6%	1.8%
	S3 - Recession	0.9%	-0.5%

Unemployment Rates		
U.S.		
Projections at:	**2023**	**2024**
4Q22 Baseline	4.0%	4.0%
S1	3.4%	3.4%
S3	6.8%	7.3%
1Q23 Baseline	3.5%	3.9%
S1	3.1%	3.2%
S3	5.5%	7.6%
P.R.		
4Q22 Baseline	7.8%	8.2%
S1	7.4%	7.7%
S3	9.5%	10.4%
1Q23 Baseline	6.9%	8.1%
S1	6.7%	7.5%
S3	8.2%	10.4%

Differences due to rounding

14

Driving Value • Market leader in Puerto Rico ▪ Substantial liquidity with diversified deposit base ▪ Well-positioned to take advantage of ongoing economic recovery ▪ Focus on customer service supported by broad branch network ▪ Differentiated digital offering ▪ Diversified fee income driven by unmatched product breadth ▪ Strong risk-adjusted loan margins driven by a well-diversified portfolio Franchise • Mainland U.S. banking operation provides geographic diversification ▪ Commercial led strategy directed at small and medium sized businesses ▪ National niche banking focused on homeowners’ associations, healthcare and non-profit organizations ▪ Branch footprint in South Florida and New York Metro • Broad-based multi-year, digital, technological and business process transformation • Implement more agile and efficient business processes across the entire company Transformation • Unlock opportunity for growth in our primary market and within our existing customer base 15

INVESTOR PRESENTATION First Quarter 2023 Appendix

Corporate Structure Summary Corporate Structure Franchise Industry Financial services Headquarters San Juan, Puerto Rico Assets = $68 billion Assets $68 billion (among Holding Popular’s Banco Popular Popular Popular North Companies top 50 BHCs in the Insurance de Puerto Rico Securities LLC America, Inc. (Including Equity Subsidaries Investments) U.S.) Loans $32 billion Popular Auto, 1 Popular Bank LLC Deposits $61 billion Earnings Earnings Banking branches 158 in Puerto Rico, Puerto Rico Operations United States Operations 39 in the U.S. (28 in Assets = $56 billion Assets = $12 billion New York and New Jersey and 11 in Florida) and 10 in the Selected equity investments: U.S. and British Virgin Banco BHD León under Corporate segment Islands NASDAQ ticker BPOP • Dominican Republic bank symbol • 15.84% stake • 2022 net Market Cap $4 billion income of $175 million 17 Information as of March 31, 2023 ¹ Doing business as Popular

Q1 2023 vs. Q4 2022 Business Segments (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q1 2023 Q4 2022 Variance Q1 2023 Q4 2022 Variance Net interest income $ 450 $ 472 $ (22) $ 90 $ 94 $ (4) Non-interest income 147 137 10 6 6 - Gross revenues 597 609 (12) 96 100 (4) Provision for credit losses 46 45 1 2 4 (2) Operating expenses 375 397 (22) 65 65 - Income before income tax 176 167 9 29 31 (2) Income tax expense (benefit) 43 7 36 4 (59) 63 Net income $ 133 $ 160 $ (27) $ 25 $ 90 $ (65) ($ in millions) Balance Sheet Highlights Q1 2023 Q4 2022 Variance Q1 2023 Q4 2022 Variance Total assets $ 55,780 $ 56,190 $ (410) $ 12,148 $ 1 1,558 $ 590 Total loans HIP 22,773 22,513 260 9,532 9,531 1 Total deposits 52,456 5 3,178 (722) 9,619 8,666 953 Asset Quality Q1 2023 Q4 2022 Variance Q1 2023 Q4 2022 Variance Non-performing loans held-in-portfolio / Total loans held-in- portfolio 1.66% 1.79% (0.13%) 0.35% 0.39% (0.04%) Non-performing assets / Total assets 0.84% 0.87% (0.03%) 0.28% 0.33% (0.05%) Allowance for credit losses / Total loans held-in-portfolio 2.57% 2.73% (0.16%) 1.07% 1.10% (0.03%) Net interest margin 3.24% 3.26% (0.02%) 3.34% 3.55% (0.21%) 18

P.R. Public Sector Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of March 31, 2023, our direct exposure to P.R. municipalities was $324 million, down by $3 million QoQ Outstanding P.R. government exposure Municipalities ($ in millions) Loans Securities Total Obligations of municipalities are backed by Municipalities $ 302 $ 22 $ 324 real and personal property taxes, municipal excise taxes, and/or a percentage of the sales Indirect Exposure $ 204 $ 41 $ 245 and use tax Indirect Exposure Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related 19

FICO Mix of Consumer Originations PR Mortgage Originations (Non-Conforming) Auto Loans By Year and Original FICO (% of Mortgage Amount) FICO Mix of Originations (% of Approved Amount) 736 735 736 734 741 759 751 742 753 715 719 719 723 720 721 729 732 732 4% 3% 6% 5% 700 4% 6% 7% 7% 7% 1% 2% 100% 700 100% 1% 5% 6% 2% 9% 10% 7% 6% 4% 12% 3% 4% 9% 17% 7% 14% 18% 7% 600 9% 14% 600 21% 80% 30% 29% 80% 26% 24% 30% 26% 24% 500 29% 27% 33% 500 26% 26% 31% 38% 32% 31% 34% 60% 400 60% 400 300 300 40% 40% 73% 66% 65% 65% 65% 66% 60% 60% 60% 61% 200 58% 58% 200 57% 53% 51% 51% 50% 48% 20% 20% 100 100 0% 0 0% 0 2015 2016 2017 2018 2019 2020 2021 2022 2023 Mar 2015 2016 2017 2018 2019 2020 2021 2022 2023 Mar YTD YTD 700+ 625-699 <625 No FICO WA FICO 740+ 680-739 620-679 <620 No FICO WA FICO PR Unsecured Personal Installment Loans Credit Cards FICO Mix of Originations (% of Approved Amount) FICO Mix of Originations (% of Approved Amount) 738 736 738 738 740 743 741 746 740 754 750 750 754 753 749 751 748 748 1% 700 3% 3% 3% 3% 3% 2% 2% 1% 1% 2% 4% 5% 4% 2% 3% 2% 100% 100% 700 2% 3% 3% 3% 3% 3% 3% 3% 2% 1% 4% 4% 2% 2% 3% 5% 5% 2% 600 600 80% 80% 38% 42% 45% 500 41% 44% 43% 44% 46% 500 44% 44% 45% 45% 51% 53% 50% 56% 56% 49% 60% 60% 400 400 300 300 40% 40% 200 57% 200 55% 53% 53% 51% 51% 51% 49% 49% 49% 49% 47% 44% 43% 43% 43% 20% 40% 40% 20% 100 100 0% 0 0% 0 2015 2016 2017 2018 2019 2020 2021 2022 2023 Mar 2015 2016 2017 2018 2019 2020 2021 2022 2023 Mar YTD YTD 750+ 650-749 <650 No FICO WA FICO 750+ 650-749 <650 No FICO WA FICO 20

Popular, Inc. Credit Ratings Senior Unsecured Ratings Senior Unsecured Ratings Fitch BBB- Stable Outlook S&P BB+ Stable Outlook Moody’s Ba1 Stable Outlook 2018 2020 2022 2019 2021 April April June Moody’s Moody's September April Fitch upgrades upgrades to Ba3 upgrades to B1 Moody’s upgrades S&P upgrades to to BBB- from from B1 from B2 May March to Ba1 from Ba3, BB+ from BB-, BB, revised Fitch Moody’s revised revised outlook to Fitch and S&P revised outlook to May S&P revised outlook to upgrades to outlook to Stable revised outlook Stable Fitch revised outlook to Stable BB from BB- Positive to Positive Positive outlook to Positive March S&P lowers outlook to Stable 21

INVESTOR PRESENTATION First Quarter 2023